Exhibit 10.1

Execution Version

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of July 11, 2019, among Repay Holdings Corporation, a Delaware corporation, Hawk Parent Holdings, LLC, a Delaware limited liability company, and the holders, other than the Corporation, of LLC Units (as defined herein) from time to time party hereto.

WHEREAS, the parties hereto desire to provide for the exchange of LLC Units for shares of Class A Common Stock (as defined herein), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1. Definitions

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Cash Amount” means the amount of cash equal to the Cash Amount Per Share multiplied by the number of LLC Units transferred in connection with the applicable Exchange multiplied by the Exchange Rate.

“Cash Amount Per Share” means the amount of cash per share of Class A Common Stock equal to the Value of such share of Class A Common Stock.

“Class A Common Stock” means the Class A common stock, par value $0.01 per share, of the Corporation.

“Class V Common Stock” means the Class V common stock, par value $0.01 per share, of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” means Repay Holdings Corporation, a Delaware Corporation, and any successor thereto.

“Exchange” has the meaning set forth in Section 2.1(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Rate” means, at any time, the number of shares of Class A Common Stock for which an LLC Unit is entitled to be exchanged at such time. On the date of this Agreement, the Exchange Rate shall be 1 for 1, subject to adjustment pursuant to Section 2.2 hereof.

“Hawk Parent Holdings LLC” means Hawk Parent Holdings LLC, a Delaware limited liability company, and any successor thereto.

“Hawk Parent Holdings LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Hawk Parent Holdings LLC, dated on or about the date hereof, as such agreement may be amended from time to time.

“LLC Unit” means (i) each Class A Unit (as such term is defined in the Hawk Parent Holdings LLC Agreement) issued as of the date hereof and (ii) each Class A Unit or other interest in Hawk Parent Holdings LLC that may be issued by Hawk Parent Holdings LLC in the future that is designated by the Corporation as an “LLC Unit”.

“LLC Unitholder” means each holder of one or more LLC Units that may from time to time be a party to this Agreement.

“Permitted Transferee” has the meaning given to such term in Section 3.1 of this Agreement.

“Publicly Traded” means listed or admitted to trading on the New York Stock Exchange or another national securities exchange or designated for quotation on the NASDAQ National Market, or any successor to any of the foregoing.

“Unvested Units” has the meaning given to such term in the Hawk Parent Holdings LLC Agreement.

“Value” means, with respect to any outstanding share of Class A Common Stock that is Publicly Traded, the volume weighted average price per share on the date of receipt of the applicable written election of Exchange. If the shares of Class A Common Stock are not Publicly Traded, the Value of a share of Class A Common Stock means the amount that a holder of a share of Class A Common Stock would receive if each of the assets of the Corporation were to be sold for its fair market value on the date of delivery of the applicable written election of Exchange, the Corporation were to pay all of its outstanding liabilities, and the remaining proceeds were to be distributed to the holders of the Corporation’s equity. Such Value shall be determined by the Corporation, acting in good faith and based upon a commercially reasonable estimate of the amount that would be realized by the Corporation if each asset of the Corporation (and each asset of each partnership, limited liability company, trust, joint venture or other entity in which the Corporation owns a direct or indirect interest) were sold to an unrelated purchaser in an arms’ length transaction where neither the purchaser nor the seller were under economic compulsion to enter into the transaction (without regard to any discount in value as a result of the Corporation’s minority interest in any property or any illiquidity of the Corporation’s interest in any property).

ARTICLE II

SECTION 2.1. Exchange of LLC Units for Class A Common Stock.

(a) From and after the six-month anniversary of the date of the consummation of the transactions described in the Corporation’s Registration Statement on Form S-4 (File No. 333-229616), each LLC Unitholder shall be entitled at any time and from time to time, upon the terms and subject to the conditions hereof, to surrender LLC Units (other than Unvested Units) to Hawk Parent Holdings LLC in exchange for the delivery to the exchanging LLC Unitholder of, in the sole and absolute discretion of the Corporation, either (i) a number of shares of Class A Common Stock that is equal to the product of the number of LLC Units surrendered multiplied by the Exchange Rate or (ii) pursuant to Section 2.4, the Cash Amount (such exchange, an “Exchange”); provided, that any such Exchange is for a minimum of the lesser of 10,000 LLC Units (which minimum shall be equitably adjusted in accordance with any adjustments to the Exchange Rate) or all of the LLC Units (other than Unvested Units) held by such LLC Unitholder.

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(b) An LLC Unitholder shall exercise its right to make an Exchange as set forth in Section 2.1(a) above by delivering to the Corporation and to Hawk Parent Holdings LLC a written election of exchange in respect of the LLC Units to be exchanged substantially in the form of Exhibit A hereto and any certificates, if any, representing LLC Units, duly executed by such holder or such holder’s duly authorized attorney, in each case delivered during normal business hours at the principal executive offices of the Corporation and of Hawk Parent Holdings LLC. As promptly as practicable following the delivery of such a written election of exchange (and the concurrent consummation of the transfer of LLC Units from such LLC Unitholder to the Corporation, for the account of Hawk Parent Holdings LLC, in connection therewith), Hawk Parent Holdings LLC shall deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Class A Common Stock or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of the Corporation, the number of shares of Class A Common Stock deliverable upon such Exchange, registered in the name of the relevant exchanging LLC Unitholder or its designee, or the Cash Amount, as applicable. Notwithstanding the foregoing, if the Class A Common Stock is settled through the facilities of The Depository Trust Company, and the exchanging LLC Unitholder is permitted to hold shares of Class A Common Stock through The Depository Trust Company, Hawk Parent Holdings LLC will, subject to Section 2.1(c) hereof, upon the written instruction of an exchanging LLC Unitholder, use its reasonable best efforts to deliver or cause to be delivered the shares of Class A Common Stock deliverable to such exchanging LLC Unitholder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging LLC Unitholder. The Corporation, including in its capacity as the Managing Member of Hawk Parent Holdings LLC, shall take such actions as may be required to ensure the performance by Hawk Parent Holdings LLC of its obligations under this Section 2(b) and the foregoing Section 2(a), including the issuance and sale of shares of Class A Common Stock to or for the account of Hawk Parent Holdings LLC in exchange for the delivery to the Corporation of a number of LLC Units that is equal to the number of LLC Units surrendered by an exchanging LLC Unitholder. Any LLC Unitholder that surrenders all of the LLC Units held by such LLC Unitholder to the Corporation, for the account of Hawk Parent Holdings LLC, pursuant to this Section 2.1(b) shall concurrently surrender all shares of Class V Common Stock held by such LLC Unitholder (including any fractions thereof) to the Corporation for no consideration.

(c) Hawk Parent Holdings LLC and each exchanging LLC Unitholder shall bear its own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that Hawk Parent Holdings LLC shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the LLC Unitholder that requested the Exchange, then such LLC Unitholder and/or the person in whose name such shares are to be delivered shall pay to Hawk Parent Holdings LLC the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of Hawk Parent Holdings LLC that such tax has been paid or is not payable.

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(d) Notwithstanding anything to the contrary herein, to the extent the Corporation or Hawk Parent Holdings LLC shall determine that LLC Units do not meet the requirements of Treasury Regulation section 1.7704-1(h), the Corporation or Hawk Parent Holdings LLC may impose such restrictions on Exchange as the Corporation or Hawk Parent Holdings LLC may determine to be necessary or advisable so that Hawk Parent Holdings LLC is not treated as a “publicly traded partnership” under Section 7704 of the Code; provided, that each LLC Unitholder shall be entitled at any time to exchange LLC Units for Class A Common Stock, provided that the aggregate number of LLC Units surrendered by such LLC Unitholder in any such Exchange is greater than 2% of the then-outstanding LLC Units (provided that such Exchange constitutes part of a “block transfer” within the meaning of Treasury Regulation Section 1.7704-1(e)(2)). Notwithstanding anything to the contrary herein, no Exchange shall be permitted (and, if attempted, shall be void ab initio) if, in the good faith determination of the Corporation or of Hawk Parent Holdings LLC, such an Exchange would pose a material risk that Hawk Parent Holdings LLC would be a “publicly traded partnership” under Section 7704 of the Code.

(e) For the avoidance of doubt, and notwithstanding anything to the contrary herein, an LLC Unitholder shall not be entitled to effect an Exchange to the extent the Corporation determines that such Exchange (i) would be prohibited by law or regulation (including, without limitation, the unavailability of any requisite registration statement filed under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any exemption from the registration requirements thereunder) or (ii) would not be permitted under any other agreements with the Corporation or its subsidiaries to which such LLC Unitholder may be party (including, without limitation, the Hawk Parent Holdings LLC Agreement) or any written policies of the Corporation related to unlawful or inappropriate trading applicable to its directors, officers or other personnel.

(f) The Corporation may adopt reasonable procedures for the implementation of the exchange provisions set forth in this Article II, including, without limitation, procedures for the giving of notice of an election of exchange.

SECTION 2.2. Adjustment. The Exchange Rate shall be adjusted accordingly if there is: (a) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the LLC Units that is not accompanied by an identical subdivision or combination of the Class A Common Stock or (b) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the LLC Units. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock are converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging LLC Unitholder shall be entitled to receive the amount of such security, securities or other property that such exchanging LLC Unitholder would have received if such Exchange had occurred immediately prior to the effective time of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. Except as may be required in the immediately preceding sentence, no adjustments in respect of distributions shall be made upon the exchange of any LLC Unit.

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SECTION 2.3. Class A Common Stock to be Issued.

(a) The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock as may be deliverable upon any such Exchange; provided, that nothing contained herein shall be construed to preclude Hawk Parent Holdings LLC from satisfying its obligations in respect of the Exchange of the LLC Units by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation or are held by Hawk Parent Holdings LLC or any of their subsidiaries or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of the Corporation or held by any subsidiary thereof), or by delivery of the Cash Amount. The Corporation and Hawk Parent Holdings LLC covenant that all Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

(b) The Corporation and Hawk Parent Holdings LLC shall at all times ensure that the execution and delivery of this Agreement by each of the Corporation and Hawk Parent Holdings LLC and the consummation by each of the Corporation and Hawk Parent Holdings LLC of the transactions contemplated hereby (including without limitation, the issuance of the Class A Common Stock) have been duly authorized by all necessary corporate or limited liability company action, as the case may be, on the part of the Corporation and Hawk Parent Holdings LLC, including, but not limited to, all actions necessary to ensure that the acquisition of shares of Class A Common Stock pursuant to the transactions contemplated hereby, to the fullest extent of the Corporation’s board of directors’ power and authority and to the extent permitted by law, shall not be subject to any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws and regulations of any jurisdiction that may purport to be applicable to this Agreement or the transactions contemplated hereby.

(c) The Corporation and Hawk Parent Holdings LLC covenant and agree that, to the extent that a registration statement under the Securities Act is effective and available for shares of Class A Common Stock to be delivered with respect to any Exchange, shares that have been registered under the Securities Act shall be delivered in respect of such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the LLC Unitholder requesting such Exchange, the Corporation and Hawk Parent Holdings LLC shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. The Corporation and Hawk Parent Holdings LLC shall use commercially reasonable efforts to list the Class A Common Stock required to be delivered upon exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Common Stock may be listed or traded at the time of such delivery.

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SECTION 2.4. Exchange for Cash Amount. Notwithstanding anything to the contrary in this Article II, by delivery of an written election of Exchange pursuant to Section 2.1(a), the applicable holder shall be deemed to have offered to sell its shares of Class A Common Stock described in the written election of Exchange to the Corporation, and the Corporation may, in its sole and absolute discretion, by means of delivery of a notice to such effect on the day immediately following the delivery of such written election of Exchange, elect to purchase directly and acquire such shares of Class A Common Stock by paying to such holder the Cash Amount, whereupon the Corporation shall acquire the shares of Class A Common Stock offered for Exchange by such holder. As promptly as practicable following the delivery of notice, the Corporation shall deposit or cause to be deposited the Cash Amount in the account of such exchanging holder specified in its written election of Exchange. In the event that the Corporation does not deliver such notice of such election to pay the Cash Amount on the day immediately following the delivery of such written election of Exchange, it shall be deemed to have elected to settle the Exchange with shares of Class A Common Stock.

ARTICLE III

SECTION 3.1. Additional LLC Unitholders. To the extent an LLC Unitholder validly transfers any or all of such holder’s LLC Units to another person in a transaction in accordance with, and not in contravention of, the Hawk Parent Holdings LLC Agreement or any other agreement or agreements with the Corporation or any of its subsidiaries to which a transferring LLC Unitholder may be party, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become an LLC Unitholder hereunder. To the extent Hawk Parent Holdings LLC issues LLC Units in the future, Hawk Parent Holdings LLC shall be entitled, in its sole discretion, to make any holder of such LLC Units an LLC Unitholder hereunder through such holder’s execution and delivery of a joinder to this Agreement, substantially in the form of Exhibit B hereto.

SECTION 3.2. Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.2):

(a) If to the Corporation, to:

Repay Holdings Corporation

c/o Repay Holdings, LLC

3 West Paces Ferry Road, Suite 200

Atlanta, Georgia 30305

Attention: John A. Morris, CEO

Phone: (404) 504-7474

Email: jmorris@repayonline.com

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(b) If to Hawk Parent Holdings LLC, to:

c/o Repay Holdings, LLC

3 West Paces Ferry Road, Suite 200

Atlanta, Georgia 30305

Attention: John A. Morris, CEO

Phone: (404) 504-7474

Email: jmorris@repayonline.com

(c) If to any LLC Unitholder, to the address and other contact information set forth in the records of Hawk Parent Holdings LLC from time to time.

SECTION 3.3. Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 3.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

SECTION 3.5. Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 3.6. Amendment. The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation, (ii) Hawk Parent Holdings LLC and (iii) LLC Unitholders holding at least a majority of the then outstanding LLC Units (excluding LLC Units held by the Corporation); provided that no amendment may materially, disproportionately and adversely affect the rights of an LLC Unitholder (other than the Corporation and its subsidiaries) without the consent of such LLC Unitholder (or, if there is more than one such LLC Unitholder that is so affected, without the consent of a majority in interest of such affected LLC Unitholders (other than the Corporation and its subsidiaries) in accordance with their holdings of LLC Units).

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SECTION 3.7. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 3.8. Submission to Jurisdiction; Waiver of Jury Trial.

(a) Any and all disputes which cannot be settled amicably with respect to this Agreement, including any action (at law or in equity), claim, litigation, suit, arbitration, hearing, audit, review, inquiry, proceeding, investigation or ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or any matter arising out of or in connection with this Agreement and the rights and obligations arising hereunder or thereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder or thereunder brought by a party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal court located in the State of Delaware, or, if neither of such courts shall have jurisdiction, any other Delaware state court. Each of the parties hereby irrevocably submits with regard to any such dispute for itself and in respect of its property, generally and unconditionally, to the sole and exclusive personal jurisdiction of the aforesaid courts and agrees that it will not bring any dispute relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each party irrevocably consents to service of process in any dispute in any of the aforesaid courts by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized overnight delivery service, to such party at such party’s address referred to in Section 3.2. Each party hereby irrevocably and unconditionally waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action brought by any party with respect to this Agreement (i) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve process in accordance with this Section 3.8; (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); or (iii) any objection which such party may now or hereafter have (A) to the laying of venue of any of the aforesaid actions arising out of or in connection with this Agreement brought in the courts referred to above; (B) that such action brought in any such court has been brought in an inconvenient forum and (C) that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts.

(b) To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself, or to such party’s property, each such party hereby irrevocably waives such immunity in respect of such party’s obligations with respect to this Agreement.

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(C) EACH PARTY ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY AGREEING TO THE CHOICE OF DELAWARE LAW TO GOVERN THIS AGREEMENT AND TO THE JURISDICTION OF DELAWARE COURTS IN CONNECTION WITH PROCEEDINGS BROUGHT HEREUNDER. THE PARTIES INTEND THIS TO BE AN EFFECTIVE CHOICE OF DELAWARE LAW AND AN EFFECTIVE CONSENT TO JURISDICTION AND SERVICE OF PROCESS UNDER 6 DEL. C. § 2708.

(D) EACH PARTY, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

(i) The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in this Section 3.8(c) and such parties agree not to plead or claim the same.

SECTION 3.9. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or by e-mail delivery of a “.pdf” format data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.9.

SECTION 3.10. Tax Treatment. This Agreement shall be treated as part of the partnership agreement of Hawk Parent Holdings LLC as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the LLC Units by an LLC Unitholder to the Corporation, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless an alternate position is permitted under the Code and Treasury Regulations and the Corporation consents in writing, such consent not to be unreasonably withheld, conditioned, or delayed. Further, in connection with any Exchange consummated hereunder, Hawk Parent Holdings LLC and/or the Corporation shall provide the exchanging LLC Unitholder with all reasonably necessary information to enable the exchanging LLC Unitholder to file its income Tax returns for the taxable year that includes the Exchange, including information with respect to Code Section 751 assets (including relevant information regarding “unrealized receivables” or “inventory items”) and Section 743(b) basis adjustments as soon as practicable and in all events within 60 days following the close of such taxable year (and use commercially reasonable efforts to provide estimates of such information within 90 days of the applicable Exchanges).

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SECTION 3.11. Withholding. The Corporation and Hawk Parent Holdings LLC shall be entitled to deduct and withhold from any payment made to a LLC Unitholder pursuant to any Exchange consummated under this Agreement all Taxes that each of the Corporation and Hawk Parent Holdings LLC is required to deduct and withhold with respect to such payment under the Code (or any other provision of applicable law), including, without limitation, Section 1446(f) of the Code. Hawk Parent Holdings LLC may at its sole discretion reduce the Class A Common Stock issued to a LLC Unitholder in an Exchange in an amount that corresponds to the amount of the required withholding described in the immediately preceding sentence and all such amounts shall be treated as having been paid to such LLC Unitholder.

SECTION 3.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

SECTION 3.12. Independent Nature of LLC Unitholders’ Rights and Obligations. The obligations of each LLC Unitholder hereunder are several and not joint with the obligations of any other LLC Unitholder, and no LLC Unitholder shall be responsible in any way for the performance of the obligations of any other LLC Unitholder hereunder. The decision of each LLC Unitholder to enter into to this Agreement has been made by such LLC Unitholder independently of any other LLC Unitholder. Nothing contained herein, and no action taken by any LLC Unitholder pursuant hereto, shall be deemed to constitute the LLC Unitholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the LLC Unitholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. The Corporation acknowledges that the LLC Unitholders are not acting in concert or as a group, and the Corporation will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

SECTION 3.13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regards to its principles of conflicts of laws.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

REPAY HOLDINGS CORPORATION

By:	/s/ John A. Morris
Name:	John A. Morris
Title:	Chief Executive Officer

HAWK PARENT HOLDINGS LLC

By:	/s/ John A. Morris
Name:	John A. Morris
Title:	Chief Executive Officer

[Signature Page – Exchange Agreement]

CC PAYMENT HOLDINGS, L.L.C.

By:	/s/ D.T. Ignacio Jayanti
Name:	D.T. Ignacio Jayanti
Title:	Managing Partner

[Signature Page – Exchange Agreement]

By:	/s/ John Morris
Name:	JOSEH Holdings, LLC

[Signature Page – Exchange Agreement]

By:	/s/ John Morris
Name:	The 2018 JAM Family Charitable Trust dated March 1, 2018

[Signature Page – Exchange Agreement]

By:	/s/ Shaler Alias
Name:	Alias Holdings, LLC

[Signature Page – Exchange Agreement]

By:	/s/ Andrew Alias
Name:	Winstead Capital, LLC

[Signature Page – Exchange Agreement]

By:	/s/ Timothy Murphy
Name:	The Murphy Family Irrevocable Trust U/A/D December 31, 2018

[Signature Page – Exchange Agreement]

By:	/s/ Kristen Merrill
Name:	Kristen Merrill

[Signature Page – Exchange Agreement]

By:	/s/ Jason Kirk
Name:	Jason Kirk

[Signature Page – Exchange Agreement]

By:	/s/ Susan Perlmutter
Name:	Susan Perlmutter

[Signature Page – Exchange Agreement]

By:	/s/ Mike Jackson
Name:	Mike Jackson

[Signature Page – Exchange Agreement]

By:	/s/ John Morris
Name:	John Morris

[Signature Page – Exchange Agreement]

By:	/s/ Shaler Alias
Name:	Shaler Alias

[Signature Page – Exchange Agreement]

By:	/s/ Andrew Alias
Name:	Andrew Alias

[Signature Page – Exchange Agreement]

By:	/s/ Pamela Hendee
Name:	Pamela Hendee

[Signature Page – Exchange Agreement]

By:	/s/ Aaron Clark
Name:	Aaron Clark

[Signature Page – Exchange Agreement]

By:	/s/ Aaron Snow
Name:	Aaron Snow

[Signature Page – Exchange Agreement]

By:	/s/ Sara Finch
Name:	Sara Finch

[Signature Page – Exchange Agreement]

By:	/s/ Kristen Hoyman
Name:	Kristen Hoyman

[Signature Page – Exchange Agreement]

By:	/s/ Kiera Williams
Name:	Kiera Williams

[Signature Page – Exchange Agreement]

By:	/s/ Allen Craig
Name:	Allen Craig

[Signature Page – Exchange Agreement]

By:	/s/ Jake Moore
Name:	Jake Moore

[Signature Page – Exchange Agreement]

By:	/s/ William Jacobs
Name:	William Jacobs

[Signature Page – Exchange Agreement]

By:	/s/ Chris Arnette
Name:	Chris Arnette

[Signature Page – Exchange Agreement]

By:	/s/ Welma Baer
Name:	Welma Baer

[Signature Page – Exchange Agreement]

By:	/s/ Jennifer Ferguson
Name:	Jennifer Ferguson

[Signature Page – Exchange Agreement]

By:	/s/ Clint Shuman
Name:	Clint Shuman

[Signature Page – Exchange Agreement]

By:	/s/ James Triphahn
Name:	James Triphahn

[Signature Page – Exchange Agreement]

By:	/s/ James Choca
Name:	James Choca

[Signature Page – Exchange Agreement]

By:	/s/ Matthew Tomeo
Name:	Matthew Tomeo

[Signature Page – Exchange Agreement]

By:	/s/ Christina Bracken
Name:	Christina Bracken

[Signature Page – Exchange Agreement]

By:	/s/ David Borosak
Name:	David Borosak

[Signature Page – Exchange Agreement]

By:	/s/ Noel Carey
Name:	Noel Carey

[Signature Page – Exchange Agreement]

By:	/s/ Kelsey Mitchell
Name:	Kelsey Mitchell

[Signature Page – Exchange Agreement]